Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

		Reporting Period:	November-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	12/21/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	November 30, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	15,025,927	—			15,025,927	2,032,215	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,901,887				9,901,887	8,100,000	454,422,935	404,661,238
Interest Income/Other Income	59,229				59,229	—	12,207,396	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,669,354)	2,669,354			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	7,291,761	2,669,354	—	—	9,961,116	8,100,000	512,932,730	405,882,238
Disbursements
Gross Payroll/Payroll Taxes		2,669,354			2,669,354	1,777,750	89,378,884	78,083,145
Sales, Use & Other Taxes	51,153				51,153		1,801,931	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	199,206				199,206		4,499,170	—
Insurance/Payroll WH paid from operating accounts	26,803				26,803	10,000	596,979	528,800
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,192,388				1,192,388	1,758,520	78,026,583	80,841,958
					—
Loan Proceeds/Expenses Related To Loans/Insurance	6,884,235				6,884,235	5,552,000	234,664,409	227,912,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	708,652				708,652	800,000	35,627,287	34,471,526
US Trustee Quarterly Fees	60,500				60,500	75,000	927,301	788,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	9,122,937	2,669,354	—	—	11,792,291	9,973,270	520,708,049	425,126,217
Net Cash Flow
(Receipts less Disbursements)	(1,831,176)	—	—	—	(1,831,176)	(1,873,270)	(7,775,318)	(19,243,979)
Cash - End of Month	13,194,752	—	—	—	13,194,752	158,945	13,194,752	158,945
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							0	(0)

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0
FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 11/3	BUDGET 11/10	BUDGET 11/17	BUDGET 11/24	BUDGET MONTH NOVEMBER
Beginning Cash	$2,032,215	$2,982,540	$1,641,670	$1,347,045	$2,032,215
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,750,000	1,800,000	1,950,000	1,600,000	8,100,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,750,000	1,800,000	1,950,000	1,600,000	8,100,000

Cash Disbursements
Loan Proceeds Checks	1,250,000	1,200,000	1,500,000	1,350,000	5,300,000
Expenses related to Loans	73,000	64,000	88,000	27,000	252,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,323,000	1,264,000	1,588,000	1,377,000	5,552,000

					—

NET CASH RECEIPTS	1,427,000	536,000	362,000	223,000	2,548,000

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	31,000	86,000	40,000	61,000	218,000
Bank Charges	—	25,070	—	—	25,070
Claims Funding*	41,000	91,000	41,000	41,000	214,000
Company Auto	—	30,150	—	—	30,150
Computer Costs	7,000	7,500	3,000	4,500	22,000
Dues And Subscriptions	—	—	1,000	—	1,000
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	4,000	—	—	—	4,000
Fixed Assets	37,000	15,000	15,000	—	67,000
Forms & Printing	15,000	—	—	—	15,000
Insurance	20,500	500	15,500	500	37,000
Meals & Entertainment	—	14,050	—	—	14,050
Miscellaneous	8,750	750	4,750	3,750	18,000
Office Expense	6,150	2,175	2,175	2,150	12,650
Postage	8,175	15,175	8,200	8,200	39,750
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	27,000	—	27,000
Professional Fees-Ordinary Course	25,000	15,000	15,000	15,000	70,000
Rent	1,500	1,500	15,500	198,500	217,000
Repairs & Maintenance	3,100	4,000	5,000	5,000	17,100
Roadgard	—	50,000	—	—	50,000
Advertising	—	—	—	2,000	2,000
Taxes & Licenses	—	15,000	22,000	33,000	70,000
Telephone	12,000	20,000	11,500	40,000	83,500
Temporary Agency Staff	5,000	—	—	—	5,000
Board of Directors	3,500	—	—	—	3,500
Travel	1,000	20,000	2,000	1,000	24,000
Utilities	—	12,750	6,000	5,000	23,750

Total Operating Cash Disbursements	229,675	425,620	234,625	420,600	1,310,520

Other Items
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	—	16,750	—	16,750	33,500
Payroll Paid SMC	—	747,500	210,000	750,000	1,707,500
401K	35,000	—	—	1,750	36,750
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	10,000	10,000
Credit Insurance Carrier	—	400,000	—	—	400,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	75,000	—	—	75,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	247,000	1,451,250	422,000	990,500	3,110,750

					—
Cash from Operations					—
Total Collections	2,750,000	1,800,000	1,950,000	1,600,000	8,100,000
Total Disbursements	1,587,675	2,853,870	2,032,625	2,576,100	9,050,270

Net Cash from Operations	1,162,325	(1,053,870)	(82,625)	(976,100)	(950,270)

Restructuring Expense	(212,000)	(287,000)	(212,000)	(212,000)	(923,000)

Net Change in Cash	950,325	(1,340,870)	(294,625)	(1,188,100)	(1,873,270)

Adjustment due to New Budget Period					—
Ending Cash	2,982,540	1,641,670	1,347,045	158,945	158,945

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY
Monthly Court Report for	November-06	JOINTLY ADMINISTERED

	HOLDING COMPANY		HOLDING COMPANY		HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	15,025,927.25	13,558,530.96	—		1,467,396.29	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	9,901,887.09	—			9,901,887.09	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	59,228.64	58,487.89			—	740.75
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,961,115.73	58,487.89	—	—	9,901,887.09	740.75

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(120,751.25)			113,221.62	7,529.63
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	9,961,115.73	(62,263.36)	—	—	10,015,108.71	8,270.38

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,591,001.49	—			6,591,001.49	—
Expenses related to Loans\Thaxton Insurance Group	293,233.56	—			293,354.76	(121.20)

Subtotal - Loans	6,884,235.05	—	—		6,884,356.25	(121.20)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	197,359.33	—			197,359.33	—
Bank Charges	13,588.57	120.72			13,467.85	—
Claims Funding*	152,003.53	—			152,003.53	—
Company Auto	14,737.57	—			14,737.57	—
Computer Costs	6,293.86	3,647.00			2,646.86	—
Dues And Subscriptions	193.83	—			193.83	—
Equipment Rental	4,408.68	—			4,408.68	—
Fixed Assets	6,251.42	—			6,251.42	—
Forms & Printing	24,944.94	—			24,944.94	—
Insurance	26,803.38	2,269.78			24,533.60	—
Meals & Entertainment	12,970.69	—			12,970.69	—
Miscellaneous	8,442.13	290.00			8,152.13	—
Office Expense	7,488.41	1,399.70			6,088.71	—
Postage	50,411.98	130.60			50,281.38	—
Prepaid Software ABS	24,574.42	—			24,574.42	—
Professional Fees-Ordinary Course	46,554.50	44,591.36			1,963.14	—
Rent	199,206.14	4,573.50			194,632.64	—
Repairs & Maintenance	13,795.39	295.00			13,500.39	—
Seminars & Meetings	1,051.15	—			1,051.15	—
Taxes & Licenses	51,152.77	625.17			50,527.60	—
Telephone	67,955.18	1,303.06			66,652.12	—
Travel	30,020.10	20.00			30,000.10	—
Utilities	27,495.17	310.00			27,185.17	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	38,984.84	30,436.58			—	8,548.26
Payroll Paid SMC	2,630,369.45	—			2,630,369.45	—
Restructuring Officer	60,000.00	60,000.00			—	—
Insurance Renewal	482.00	—			482.00	—
Credit Insurance Payments	363,748.90	—			363,748.90	—
Deposit to Lender	—	—			—	—
US Trustee	60,500.00	60,500.00			—	—
Bankruptcy Professionals	708,651.94	708,651.94			—	—
Other	19,117.76	(6,785.47)			25,903.23	—

Total Other Cash Disbursements	4,908,056.30	912,378.94	—		3,987,285.78	8,391.58

					—	—

TOTAL ALL CASH DISBURSEMENTS	11,792,291.35	912,378.94	—		10,871,642.03	8,270.38

	13,194,751.63	12,583,888.66	—		610,862.97	—

BANK ACCOUNT RECONCILED BALANCES:	13,194,751.63	12,583,888.66			610,862.97	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 12/21/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		15,025,927.25		—	15,025,927.25

TICO Cash Collected		—	—	—	—
SM Cash Collected		9,901,887.09	—	—	9,901,887.09
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		59,228.64	—	—	59,228.64
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	9,961,115.73	—	—	9,961,115.73

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,669,354.29)	2,669,354.29	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,291,761.44	2,669,354.29	—	9,961,115.73

Cash Disbursements - Loans
Loan Proceeds Checks		6,591,001.49			6,591,001.49
Expenses related to Loans\Thaxton Insurance Group		293,233.56			293,233.56

Subtotal - Loans		6,884,235.05	—	—	6,884,235.05

		—
Cash Disbursements - Other		—
Advertising		197,359.33		—	197,359.33
Bank Charges		13,588.57	—	—	13,588.57
Claims Funding*		152,003.53		—	152,003.53
Company Auto		14,737.57	—	—	14,737.57
Computer Costs		6,293.86	—	—	6,293.86
Dues And Subscriptions		193.83	—	—	193.83
Equipment Rental		4,408.68	—	—	4,408.68
Fixed Assets		6,251.42	—	—	6,251.42
Forms & Printing		24,944.94	—	—	24,944.94
Insurance		26,803.38	—	—	26,803.38
Meals & Entertainment		12,970.69	—	—	12,970.69
Miscellaneous		8,442.13	—	—	8,442.13
Office Expense		7,488.41	—	—	7,488.41
Postage		50,411.98	—	—	50,411.98
Prepaid Software ABS		24,574.42	—	—	24,574.42
Professional Fees-Ordinary Course		46,554.50	—	—	46,554.50
Rent		199,206.14	—	—	199,206.14
Repairs & Maintenance		13,795.39	—	—	13,795.39
Seminars & Meetings		1,051.15	—	—	1,051.15
Taxes & Licenses		51,152.77	—	—	51,152.77
Telephone		67,955.18	—	—	67,955.18
Travel		30,020.10	—	—	30,020.10
Utilities		27,495.17	—	—	27,495.17
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	38,984.84	—	38,984.84
Payroll Paid SMC		—	2,630,369.45	—	2,630,369.45
Restructuring Officer		60,000.00	—	—	60,000.00
Insurance Renewal		482.00	—	—	482.00
Credit Insurance Payments		363,748.90	—	—	363,748.90
Deposit to Lender		—	—	—	—
US Trustee		60,500.00	—	—	60,500.00
Bankruptcy Professionals		708,651.94	—	—	708,651.94
Other		19,117.76	—	—	19,117.76

Total Other Cash Disbursements		2,238,702.01	2,669,354.29	—	4,908,056.30

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		9,122,937.06	2,669,354.29	—	11,792,291.35

		13,194,751.63	—	—	13,194,751.63

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	912,378.94
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	912,378.94

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	November-06	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	13,558,530.96	10,217,071.21	376,838.45	2,964,621.30	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	58,487.89	18,864.30		39,623.59	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	58,487.89	18,864.30	—	39,623.59	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(120,751.25)	(1,000,000.00)	—	858,402.17	20,846.58
	—
	—				—

Total Cash receipts	(62,263.36)	(981,135.70)	—	898,025.76	20,846.58

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	120.72	60.36		60.36
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	3,647.00			3,647.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	2,269.78			2,269.78
Meals & Entertainment	—			—
Miscellaneous	290.00			290.00
Office Expense	1,399.70			1,399.70
Postage	130.60			130.60
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	44,591.36			44,591.36
Rent	4,573.50			4,573.50
Repairs & Maintenance	295.00			295.00
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	625.17			625.17
Telephone	1,303.06			1,303.06
Temporary Agency Staff	—
Travel	20.00			20.00
Utilities	310.00			310.00
Interest to Finova	—
Payroll Paid TTG	30,436.58		9,590.00		20,846.58
Payroll Paid SMC	—
Restructuring Officer	60,000.00			60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	60,500.00			60,500.00
Bankruptcy Professionals	708,651.94			708,652
Other	(6,785.47)			(6,785.47)

Total Other Cash Disbursements	912,378.94	60.36	9,590.00	881,882.00	20,846.58

TOTAL ALL CASH DISBURSEMENTS	912,378.94	60.36	9,590.00	881,882.00	20,846.58

	12,583,888.66	9,235,875.15	367,248.45	2,980,765.06	—

Book Balance per bank rec.	12,583,888.66	9,235,875.15	367,248.45	2,980,765.06	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	13,558,530.96	—	—	13,558,530.96

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	58,487.89	—	—	58,487.89
Proceeds from the sales of the TICO Assets

SUBTOTAL	58,487.89	—	—	58,487.89

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(141,597.83)	20,846.58	—	(120,751.25)
			—	—
	—	—	—	—

Total Cash receipts	(83,109.94)	20,846.58	—	(62,263.36)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	120.72	—	—	120.72
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,647.00	—	—	3,647.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	2,269.78	—	—	2,269.78
Meals & Entertainment	—	—	—	—
Miscellaneous	290.00	—	—	290.00
Office Expense	1,399.70	—	—	1,399.70
Postage	130.60	—	—	130.60
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	44,591.36	—	—	44,591.36
Rent	4,573.50	—	—	4,573.50
Repairs & Maintenance	295.00	—	—	295.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	1,303.06	—	—	1,303.06
Temporary Agency Staff	—	—	—	—
Travel	20.00	—	—	20.00
Utilities	310.00	—	—	310.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	9,590.00	20,846.58	—	30,436.58
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	60,500.00	—	—	60,500.00
Bankruptcy Professionals	708,651.94	—	—	708,651.94
Other	(6,785.47)	—	—	(6,785.47)

Total Other Cash Disbursements	891,532.36	20,846.58	—	912,378.94

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	891,532.36	20,846.58	—	912,378.94

	12,583,888.66	—	—	12,583,888.66

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	November-06
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	November-06
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	November-06
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	November-06
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	November-06
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	November-06
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	November-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	740.75	—	—	—	740.75

SUBTOTAL	740.75	—	—	—	740.75

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,529.63	—	—	—	7,529.63
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	8,270.38	—	—	—	8,270.38

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	(121.20)	—	—	—	(121.20)

Subtotal - Loans	(121.20)	—	—	—	(121.20)

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	(156.68)	—	—	—	(156.68)
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	—	—	—	—	—
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	8,391.58	—	—	—	8,391.58

TOTAL ALL CASH DISBURSEMENTS	8,270.38	—	—	—	8,270.38

		—	—	—	—

	—	—	—	(0.00)	—

		—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	740.75	—	—	740.75

SUBTOTAL	740.75	—	—	740.75

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,018.63)	8,548.26	—	7,529.63
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(277.88)	8,548.26	—	8,270.38

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(121.20)			(121.20)

Subtotal - Loans	(121.20)			(121.20)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	(156.68)	—	—	(156.68)
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(156.68)	8,548.26	—	8,391.58

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(277.88)	8,548.26	—	8,270.38

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for	November-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	740.75									740.75	740.75	—	—	740.75

SUBTOTAL	740.75	—	—	—	—	—	—	—	—	740.75

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,018.63)	—	—	—	—	—	—	—	—	(1,018.63)	(1,018.63)	—	—	(1,018.63)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(277.88)	—	—	—	—	—	—	—	—	(277.88)	(277.88)	—	—	(277.88)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(121.20)									(121.20)	(121.20)			(121.20)

Subtotal - Loans	(121.20)	—	—	—	—	—	—	—	—	(121.20)	(121.20)			(121.20)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	(156.68)									(156.68)	(156.68)	—	—	(156.68)
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—									—	—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(156.68)	—	—	—	—	—	—	—	—	(156.68)	(156.68)	—	—	(156.68)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(277.88)	—	—	—	—	—	—	—	—	(277.88)	(277.88)	—	—	(277.88)

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	8,270.38
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$8,270.38

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	November-06
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	740.75	740.75			740.75	—	—	740.75

SUBTOTAL	740.75	740.75	—		740.75	—	—	740.75

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,529.63	(1,018.63)	8,548.26		(1,018.63)	8,548.26	—	7,529.63
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	8,270.38	(277.88)	8,548.26	—	(277.88)	8,548.26	—	8,270.38

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(121.20)	(121.20)			(121.20)			(121.20)

Subtotal - Loans	(121.20)	(121.20)	—		(121.20)	—	—	(121.20)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	(156.68)	(156.68)			(156.68)	—	—	(156.68)
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	8,391.58	(156.68)	8,548.26	—	(156.68)	8,548.26	—	8,391.58

TOTAL ALL CASH DISBURSEMENTS	8,270.38	(277.88)	8,548.26	—	(277.88)	8,548.26	—	8,270.38

	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	November-06
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	November-06
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	November-06
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	November-06
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE		Case No.	03-13182
Monthly Court Report for	November-06
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR -1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	November-06
FED ID #	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	November-06
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case #	03-13190	Case No.	03-13190
Monthly Court Report for	November-06
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	November-06
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No. 03-13203	Case No. 03-13203
Monthly Court Report for	November-06
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees -Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case # 03-13197	Case No. 03-13197
Monthly Court Report for	November-06
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	November-06
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal-Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—		—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	November-06
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204					Case No.	03-13204
Monthly Court Report for	November-06
FED ID#	57-1076628
	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements -Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT												Case No.
Monthly Court Report for			November-06
FED ID#
	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,467,396.29	93,528.96	613,776.89	1,043,310.10	47,496.91	—	215,640.17	(546,356.74)	1,467,396.29	—	—	1,467,396.29

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,901,887.09	390,526.68	2,403,015.55	2,004,850.67	1,082,731.31	1,179,120.86	938,636.22	1,903,005.80	9,901,887.09	—	—	9,901,887.09
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	9,901,887.09	390,526.68	2,403,015.55	2,004,850.67	1,082,731.31	1,179,120.86	938,636.22	1,903,005.80	9,901,887.09	—	—	9,901,887.09

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	113,221.62	41,463.53	(181,074.83)	460,993.54	498,299.64	349,395.26	229,555.17	(1,285,410.69)	(2,517,147.83)	2,630,369.45	—	113,221.62
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,015,108.71	431,990.21	2,221,940.72	2,465,844.21	1,581,030.95	1,528,516.12	1,168,191.39	617,595.11	7,384,739.26	2,630,369.45	—	10,015,108.71

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,591,001.49	319,860.09	1,803,353.95	1,763,835.23	846,816.85	959,370.44	897,764.93	—	6,591,001.49			6,591,001.49
Expenses related to Loans	293,354.76	15,688.10	72,679.93	87,928.61	45,954.20	40,194.66	30,847.74	61.52	293,354.76			293,354.76

Subtotal - Loans	6,884,356.25	335,548.19	1,876,033.88	1,851,763.84	892,771.05	999,565.10	928,612.67	61.52	6,884,356.25			6,884,356.25

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	197,359.33	11,643.75	32,581.78	29,651.39	15,001.63	16,952.27	11,697.14	79,831.37	197,359.33			197,359.33
Bank Charges	13,467.85	—	—	—	—	—	—	13,467.85	13,467.85	—	—	13,467.85
Claims Funding*	152,003.53	1,488.77	17,143.30	15,727.73	7,631.26	19,700.81	17,670.37	72,641.29	152,003.53			152,003.53
Company Auto	14,737.57	532.18	3,380.31	3,873.13	1,861.93	—	942.20	4,147.82	14,737.57	—	—	14,737.57
Computer Costs	2,646.86	—	—	—	—	—	158.94	2,487.92	2,646.86	—	—	2,646.86
Dues And Subscriptions	193.83	—	—	15.35	—	—	25.55	152.93	193.83	—	—	193.83
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,408.68	—	—	—	—	—	—	4,408.68	4,408.68	—	—	4,408.68
Fixed Assets	6,251.42	1,414.28	581.94	2,727.20	—	625.00	—	903.00	6,251.42	—	—	6,251.42
Forms & Printing	24,944.94	1,362.51	7,256.19	6,958.31	2,437.75	3,381.83	3,110.33	438.02	24,944.94	—	—	24,944.94
Insurance	24,533.60	1,164.63	6,970.74	6,554.20	2,667.21	3,092.16	2,838.17	1,246.49	24,533.60	—	—	24,533.60
Meals & Entertainment	12,970.69	925.26	4,176.45	2,968.19	1,168.77	—	856.27	2,875.75	12,970.69	—	—	12,970.69
Miscellaneous	8,152.13	600.56	1,808.15	1,270.17	1,054.34	1,001.77	516.83	1,900.31	8,152.13	—	—	8,152.13
Office Expense	6,088.71	1,009.31	1,776.82	695.06	284.03	270.87	287.18	1,765.44	6,088.71	—	—	6,088.71
Postage	50,281.38	1,786.47	6,775.43	13,142.14	4,779.71	9,497.23	2,560.10	11,740.30	50,281.38	—	—	50,281.38
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,574.42	—	—	—	—	—	255.00	24,319.42	24,574.42	—	—	24,574.42
Professional Fees-Ordinary Course	1,963.14	—	—	—	—	—	—	1,963.14	1,963.14	—	—	1,963.14
Rent	194,632.64	12,267.63	58,899.23	38,850.59	23,466.65	21,672.29	24,090.49	15,385.76	194,632.64	—	—	194,632.64
Repairs & Maintenance	13,500.39	527.54	3,334.83	4,950.80	—	2,343.22	2,202.27	141.73	13,500.39	—	—	13,500.39
Roadgard	34,410.00	—	—	—	—	—	—	34,410.00	34,410.00	—	—	34,410.00
Seminars & Meetings	1,051.15	100.00	475.00	141.15	—	—	—	335.00	1,051.15	—	—	1,051.15
Taxes & Licenses	50,527.60	—	21,993.83	6,484.88	16,614.12	3,572.07	387.70	1,475.00	50,527.60	—	—	50,527.60
Telephone	66,652.12	4,884.19	20,009.50	13,508.71	9,009.71	7,586.50	7,949.97	3,703.54	66,652.12	—	—	66,652.12
Temporary Agency Staff	4,244.95	—	—	325.00	—	—	—	3,919.95	4,244.95	—	—	4,244.95
Travel	30,000.10	1,306.80	8,664.64	1,852.42	1,592.50	339.30	4,538.35	11,706.09	30,000.10	—	—	30,000.10
Utilities	27,185.17	2,170.43	9,973.62	4,614.50	4,091.64	3,613.87	2,721.11	—	27,185.17	—	—	27,185.17
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,630,369.45	120,130.34	420,681.26	748,623.88	366,978.14	355,309.85	260,790.19	357,855.79	—	2,630,369.45	—	2,630,369.45
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	482.00	—	—	—	—	—	—	482.00	482.00	—	—	482.00
Credit Insurance Payments	363,748.90	—	—	141,578.23	143,939.82	78,230.85	—	—	363,748.90	—	—	363,748.90
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	25,903.23	669.66	7,923.06	5,507.43	2,718.06	1,761.13	204.22	7,119.67	25,903.23	—	—	25,903.23

Total Other Cash Disbursements	3,987,285.78	163,984.31	634,406.08	1,050,020.46	605,297.27	528,951.02	343,802.38	660,824.26	1,356,916.33	2,630,369.45	—	3,987,285.78

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,871,642.03	499,532.50	2,510,439.96	2,901,784.30	1,498,068.32	1,528,516.12	1,272,415.05	660,885.78	8,241,272.58	2,630,369.45	—	10,871,642.03

			—

	610,862.97	25,986.67	325,277.65	607,370.01	130,459.54	—	111,416.51	(589,647.41)	610,862.97	—	—	610,862.97

Book Balance per bank rec.	610,862.97	25,986.67	325,277.65	607,370.01	130,459.54	—	111,416.51	(589,647.41)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated Monthly Court Report for	November-06	Wachovia 2000014825127 ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(806,660.86)	—	—	—	—	—			(806,660.86)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—		—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	—		—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—

OUTSTANDING CHECKS	9,955,158.97	459,785.76	2,529,817.51	2,560,008.74	1,318,027.02	1,370,155.92	1,157,874.51	287,312.41	272,177.10

Account # 2000014825127	—
Account #2079900430903	—
	—
Total Cash Receipts and Transfers	9,955,158.97	459,785.76	2,529,817.51	2,560,008.74	1,318,027.02	1,370,155.92	1,157,874.51	287,312.41	272,177.10
Cash Disbursements - Loans
Loan Proceeds Checks	6,805,489.16	319,860.09	1,803,353.95	1,763,835.23	846,816.85	959,370.44	897,764.93	214,487.67	—
Expenses related to Loans	298,038.59	15,688.10	72,679.93	87,928.61	45,954.20	40,194.66	30,847.74	4,683.83	61.52

Subtotal - Loans	7,103,527.75	335,548.19	1,876,033.88	1,851,763.84	892,771.05	999,565.10	928,612.67	219,171.50	61.52

Cash Disbursements - Other
Advertising	204,394.72	11,643.75	32,581.78	29,651.39	15,001.63	16,952.27	11,697.14	7,035.39	79,831.37
Bank Charges	13,467.85	—	—	—	—	—	—	—	13,467.85
Claims Funding*	152,833.05	1,488.77	17,143.30	15,727.73	7,631.26	19,700.81	17,670.37	829.52	72,641.29
Company Auto	15,368.24	532.18	3,380.31	3,873.13	1,861.93	—	942.20	630.67	4,147.82
Computer Costs	2,646.86	—	—	—	—	—	158.94	—	2,487.92
Dues And Subscriptions	193.83	—	—	15.35	—	—	25.55	—	152.93
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	4,408.68	—	—	—	—	—	—	—	4,408.68
Fixed Assets	6,251.42	1,414.28	581.94	2,727.20	—	625.00	—	—	903.00
Forms & Printing	26,808.85	1,362.51	7,256.19	6,958.31	2,437.75	3,381.83	3,110.33	1,863.91	438.02
Insurance	24,991.13	1,164.63	6,970.74	6,554.20	2,667.21	3,092.16	2,838.17	457.53	1,246.49
Meals & Entertainment	13,846.86	925.26	4,176.45	2,968.19	1,168.77	—	856.27	876.17	2,875.75
Miscellaneous	8,191.98	600.56	1,808.15	1,270.17	1,054.34	1,001.77	516.83	39.85	1,900.31
Office Expense	6,088.71	1,009.31	1,776.82	695.06	284.03	270.87	287.18	—	1,765.44
Postage	51,022.38	1,786.47	6,775.43	13,142.14	4,779.71	9,497.23	2,560.10	741.00	11,740.30
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,574.42	—	—	—	—	—	255.00	—	24,319.42
Professional Fees-Ordinary Course	1,963.14	—	—	—	—	—	—	—	1,963.14
Rent	201,730.12	12,267.63	58,899.23	38,850.59	23,466.65	21,672.29	24,090.49	7,097.48	15,385.76
Repairs & Maintenance	16,510.91	527.54	3,334.83	4,950.80	2,795.02	2,343.22	2,202.27	215.50	141.73
Roadgard	34,410.00	—	—	—	—	—	—	—	34,410.00
Seminars & Meetings	1,051.15	100.00	475.00	141.15	—	—	—	—	335.00
Taxes & Licenses	50,527.60	—	21,993.83	6,484.88	16,614.12	3,572.07	387.70	—	1,475.00
Telephone	69,323.78	4,884.19	20,009.50	13,508.71	9,009.71	7,586.50	7,949.97	2,671.66	3,703.54
Temporary Agency Staff	4,244.95	—	—	325.00	—	—	—	—	3,919.95
Travel	30,727.88	1,306.80	8,664.64	1,852.42	1,592.50	339.30	4,538.35	727.78	11,706.09
Utilities	28,453.01	2,170.43	9,973.62	4,614.50	4,091.64	3,613.87	2,721.11	1,267.84	—
Interest to Finova	—
Payroll Paid TTG	—
	1,733,948.72	80,383.60	440,058.81	406,848.32	184,141.82	196,949.65	146,249.65	43,686.61	235,630.26
Restructuring Officer	—
Insurance Renewal	482.00								482.00
Credit Insurance Carrier	363,748.90			141,578.23	143,939.82	78,230.85	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	25,903.23	669.66	7,923.06	5,507.43	2,718.06	1,761.13	204.22		7,119.67

Total Other Cash Disbursements	3,118,114.37	124,237.57	653,783.63	708,244.90	425,255.97	370,590.82	229,261.84	68,140.91	538,598.73

TOTAL ALL CASH DISBURSEMENTS	10,221,642.12	459,785.76	2,529,817.51	2,560,008.74	1,318,027.02	1,370,155.92	1,157,874.51	287,312.41	538,660.25

	(1,073,144.01)	—	—	—	—	—	—	—	(1,073,144.01)

Book Balance per bank rec.		—	—		—	—			(1,073,144.01)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	499,532.50
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$499,532.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No. 03-13208	Case No. 03-13208
Monthly Court Report for	November-06
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	93,528.96	11,083.30	13,155.89	9,888.96	11,835.70	8,870.59	—	—	16,370.22	7,711.30	14,613.00		93,528.96	—	—	93,528.96

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	390,526.68	41,227.45	25,340.79	40,903.51	38,594.30	34,079.22	83,563.32		52,849.37	34,029.24	39,939.48		390,526.68	—	—	390,526.68
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	390,526.68	41,227.45	25,340.79	40,903.51	38,594.30	34,079.22	83,563.32	—	52,849.37	34,029.24	39,939.48	—	390,526.68	—	—	390,526.68

	—												—	—	—	—
	—												—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	41,463.53	(55,494.38)	(28,334.51)	(48,216.65)	(47,969.02)	(43,061.42)	376,222.44	39,746.74	(60,614.24)	(44,601.11)	(46,214.32)		41,463.53	—	—	41,463.53
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	431,990.21	(14,266.93)	(2,993.72)	(7,313.14)	(9,374.72)	(8,982.20)	459,785.76	39,746.74	(7,764.87)	(10,571.87)	(6,274.84)	—	392,243.47	39,746.74	—	431,990.21

													—	—		—
Cash Disbursements - Loans													—	—		—
													—	—		—
Loan Proceeds Checks	319,860.09						319,860.09						319,860.09	—		319,860.09
Expenses related to Loans	15,688.10						15,688.10						15,688.10	—		15,688.10

Subtotal - Loans	335,548.19	—	—	—	—	—	335,548.19	—	—	—	—		335,548.19	—	—	335,548.19

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	11,643.75						11,643.75						11,643.75	—		11,643.75
Bank Charges	—						—						—	—	—	—
Claims Funding*	1,488.77						1,488.77						1,488.77	—		1,488.77
Company Auto	532.18						532.18						532.18	—	—	532.18
Computer Costs	—						—						—	—	—	—
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	1,414.28						1,414.28						1,414.28	—	—	1,414.28
Forms & Printing	1,362.51						1,362.51						1,362.51	—	—	1,362.51
Insurance	1,164.63						1,164.63						1,164.63	—	—	1,164.63
Meals & Entertainment	925.26						925.26						925.26	—	—	925.26
Miscellaneous	600.56						600.56						600.56	—	—	600.56
Office Expense	1,009.31						1,009.31						1,009.31	—	—	1,009.31
Postage	1,786.47						1,786.47						1,786.47	—	—	1,786.47
Prepaid Expenses	—						—						—	—	—	—
Prepaid Software ABS	—						—						—	—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—	—
Rent	12,267.63						12,267.63						12,267.63	—	—	12,267.63
Repairs & Maintenance	527.54						527.54						527.54	—	—	527.54
Roadgard	—						—						—	—	—	—
Seminars & Meetings	100.00						100.00						100.00	—	—	100.00
Taxes & Licenses	—						—						—	—	—	—
Telephone	4,884.19						4,884.19						4,884.19	—	—	4,884.19
Temporary Agency Staff	—						—						—	—	—	—
Travel	1,306.80						1,306.80						1,306.80	—	—	1,306.80
Utilities	2,170.43						2,170.43						2,170.43	—	—	2,170.43
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	120,130.34						80,383.60	39,746.74					80,383.60	39,746.74	—	120,130.34
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	669.66						669.66						669.66	—	—	669.66

Total Other Cash Disbursements	163,984.31	—	—	—	—	—	124,237.57	39,746.74	—	—	—		124,237.57	39,746.74	—	163,984.31

													—	—	—	—

TOTAL ALL CASH DISBUR -SEMENTS	499,532.50	—	—	—	—	—	459,785.76	39,746.74	—	—	—		459,785.76	39,746.74	—	499,532.50

																—

	25,986.67	(3,183.63)	10,162.17	2,575.82	2,460.98	(111.61)	—	—	8,605.35	(2,860.57)	8,338.16		25,986.67	—	—	25,986.67

Ending Bank Balance per bank rec.	25,986.67	(3,183.63)	10,162.17	2,575.82	2,460.98	(111.61)			8,605.35	(2,860.57)	8,338.16

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,901,784.30
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,901,784.30

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case No.	03-13212
Monthly Court Report for	November-06
FED ID#	57-0827143

	Consolidated Totals	Peoples 11700- 02977	Exchange Bank of S.C. 510004- 702501	BB&T 51258- 15210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBUR- SEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	1,043,310.10	6,258.62	11,463.33	8,233.95	916,862.35	19,957.87		—

	—
TICO Cash Collected	—
SM Cash Collected	2,004,850.67	45,618.15	56,020.50	52,007.65	1,961,539.61	83,339.76	(504,115.05)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,004,850.67	45,618.15	56,020.50	52,007.65	1,961,539.61	83,339.76	(504,115.05)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	460,993.54	(45,881.50)	(61,573.77)	(55,730.77)	(2,354,485.81)	(90,925.13)	3,064,123.79	341,775.56
	—
	—

Total Cash Receipts and Transfers	2,465,844.21	(263.35)	(5,553.27)	(3,723.12)	(392,946.20)	(7,585.37)	2,560,008.74	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	1,763,835.23						1,763,835.23
Expenses related to Loans	87,928.61						87,928.61

Subtotal - Loans	1,851,763.84						1,851,763.84

Cash Disbursements - Other
Advertising	29,651.39						29,651.39
Bank Charges	—
Claims Funding*	15,727.73						15,727.73
Company Auto	3,873.13						3,873.13
Computer Costs	—						—
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	2,727.20						2,727.20
Forms & Printing	6,958.31						6,958.31
Insurance	6,554.20						6,554.20
Meals & Entertainment	2,968.19						2,968.19
Miscellaneous	1,270.17						1,270.17
Office Expense	695.06						695.06
Postage	13,142.14						13,142.14
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	38,850.59						38,850.59
Repairs & Maintenance	4,950.80						4,950.80
Roadgard	—						—
Seminars & Meetings	141.15						141.15
Taxes & Licenses	6,484.88						6,484.88
Telephone	13,508.71						13,508.71
Temporary Agency Staff	325.00						325.00
Travel	1,852.42						1,852.42
Utilities	4,614.50						4,614.50
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	748,623.88						406,848.32	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	141,578.23						141,578.23
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	5,507.43						5,507.43

Total Other Cash Disbursements	1,050,020.46	—	—	—	—	—	708,244.90	341,775.56

TOTAL ALL CASH DISBURSEMENTS	2,901,784.30	—	—	—	—	—	2,560,008.74	341,775.56

	607,370.01	5,995.27	5,910.06	4,510.83	523,916.15	12,372.50	—	—

Book Balance per bank rec.	607,370.01	5,995.27	5,910.06	4,510.83	523,916.15	12,372.50

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	14,761.72	18,908.12	46,864.14	1,043,310.10	—	—	1,043,310.10

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	63,857.40	59,434.17	187,148.48	2,004,850.67	—	—	2,004,850.67
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	63,857.40	59,434.17	187,148.48	2,004,850.67	—	—	2,004,850.67

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,368.43)	(70,541.34)	(196,399.06)	119,217.98	341,775.56	—	460,993.54
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(5,511.03)	(11,107.17)	(9,250.58)	2,124,068.65	341,775.56	—	2,465,844.21

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,763,835.23			1,763,835.23
Expenses related to Loans				87,928.61			87,928.61

Subtotal - Loans				1,851,763.84			1,851,763.84

				—
				—
Cash Disbursements - Other				—
Advertising				29,651.39			29,651.39
Bank Charges				—	—	—	—
Claims Funding*				15,727.73			15,727.73
Company Auto				3,873.13	—	—	3,873.13
Computer Costs				—	—	—	—
Dues And Subscriptions				15.35	—	—	15.35
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				2,727.20	—	—	2,727.20
Forms & Printing				6,958.31	—	—	6,958.31
Insurance				6,554.20	—	—	6,554.20
Meals & Entertainment				2,968.19	—	—	2,968.19
Miscellaneous				1,270.17	—	—	1,270.17
Office Expense				695.06	—	—	695.06
Postage				13,142.14	—	—	13,142.14
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				38,850.59	—	—	38,850.59
Repairs & Maintenance				4,950.80	—	—	4,950.80
Roadgard				—	—	—	—
Seminars & Meetings				141.15	—	—	141.15
Taxes & Licenses				6,484.88	—	—	6,484.88
Telephone				13,508.71	—	—	13,508.71
Temporary Agency Staff				325.00	—	—	325.00
Travel				1,852.42	—	—	1,852.42
Utilities				4,614.50	—	—	4,614.50
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				406,848.32	341,775.56	—	748,623.88
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				141,578.23	—	—	141,578.23
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				5,507.43	—	—	5,507.43

Total Other Cash Disbursements	—	—	—	1,050,020.46	—	—	1,050,020.46

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,560,008.74	341,775.56	—	2,901,784.30

	9,250.69	7,800.95	37,613.56	607,370.01	—	—	607,370.01

Book Balance per bank rec.	9,250.69	7,800.95	37,613.56

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,510,439.96
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,510,439.96

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	November-06
FED ID#	57-1002963

	Conso- lidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 10022- 18089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 168262	Bank of Texas 30000- 10649
Beginning Cash Position	613,776.89	7,904.95	12,534.73	14,173.22	14,339.98	13,336.93	2,260.28	11,035.15	11,814.21	8,324.99

	—
TICO Cash Collected	—
SM Cash Collected	2,403,015.55	43,158.50	53,397.75	48,883.44	55,611.02	22,084.20	13,853.56	41,705.61	50,224.86	40,404.08
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,403,015.55	43,158.50	53,397.75	48,883.44	55,611.02	22,084.20	13,853.56	41,705.61	50,224.86	40,404.08

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(181,074.83)	(42,540.39)	(58,400.62)	(53,619.80)	(62,550.35)	(31,485.25)	(12,916.59)	(49,748.99)	(57,147.90)	(43,355.63)
	—									—
	—
	—
	—

Total Cash Receipts and Transfers	2,221,940.72	618.11	(5,002.87)	(4,736.36)	(6,939.33)	(9,401.05)	936.97	(8,043.38)	(6,923.04)	(2,951.55)

Cash Disbursements - Loans
Loan Proceeds Checks	1,803,353.95
Expenses related to Loans	72,679.93

Subtotal - Loans	1,876,033.88	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	32,581.78
Bank Charges	—
Claims Funding*	17,143.30
Company Auto	3,380.31
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	581.94
Forms & Printing	7,256.19
Insurance	6,970.74
Meals & Entertainment	4,176.45
Miscellaneous	1,808.15
Office Expense	1,776.82
Postage	6,775.43
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	58,899.23
Repairs & Maintenance	3,334.83
Roadgard	—
Seminars & Meetings	475.00
Taxes & Licenses	21,993.83
Telephone	20,009.50
Temporary Agency Staff	—
Travel	8,664.64
Utilities	9,973.62
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	7,923.06

Total Other Cash Disbursements	634,406.08	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,510,439.96	—	—	—	—	—	—	—	—	—

	325,277.65	8,523.06	7,531.86	9,436.86	7,400.65	3,935.88	3,197.25	2,991.77	4,891.17	5,373.44

Book Balance per bank rec.	325,277.65	8,523.06	7,531.86	9,436.86	7,400.65	3,935.88	3,197.25	2,991.77	4,891.17	5,373.44

	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	Interna- tional Bank of Commerce 9004201	Kleberg First National Bank 123390	Property Bank 2102872900
Beginning Cash Position	12,884.88	11,814.21	9,465.39	11,434.05	192,872.66	13,266.53	9,774.95

TICO Cash Collected
SM Cash Collected	66,475.41	47,732.53	31,673.17	33,298.92	674,397.49	70,621.49	45,582.04
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	66,475.41	47,732.53	31,673.17	33,298.92	674,397.49	70,621.49	45,582.04

GENERAL LEDGER DEPOSITS AND TRANSFERS	(71,620.69)	(51,287.84)	(35,719.68)	(39,838.93)	(775,437.15)	(75,183.81)	(46,972.57)

Total Cash Receipts and Transfers	(5,145.28)	(3,555.31)	(4,046.51)	(6,540.01)	(101,039.66)	(4,562.32)	(1,390.53)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	7,739.60	8,258.90	5,418.88	4,894.04	91,833.00	8,704.21	8,384.42

Book Balance per bank rec.	7,739.60	8,258.90	5,418.88	4,894.04	91,833.00	8,704.21	8,384.42

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 21028- 71900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380- 3594062
Beginning Cash Position	9,774.95	10,583.43	6,277.55	7,189.11	13,477.09	8,618.61	11,712.48	5,146.93

TICO Cash Collected					—
SM Cash Collected	45,582.04	36,123.64	37,585.10	56,547.33	58,582.01	30,685.02	50,124.23	42,448.04
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	45,582.04	36,123.64	37,585.10	56,547.33	58,582.01	30,685.02	50,124.23	42,448.04

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,972.57)	(41,210.78)	(39,840.90)	(56,998.84)	(64,612.61)	(30,953.19)	(55,457.36)	(44,851.98)

Total Cash Receipts and Transfers	(1,390.53)	(5,087.14)	(2,255.80)	(451.51)	(6,030.60)	(268.17)	(5,333.13)	(2,403.94)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	8,384.42	5,496.29	4,021.75	6,737.60	7,446.49	8,350.44	6,379.35	2,742.99

Book Balance per bank rec.	8,384.42	5,496.29	4,021.75	6,737.60	7,446.49	8,350.44	6,379.35	2,742.99

	1st National 79921	1st National 325149301	Guaranty Bank 380- 3594559	Guaranty Bank 380- 3594542	Guaranty Bank 380- 3594153	Capital City 1931314501	Citizens 8041871	WACHOVIA DISBUR- SEMENT ACCOUNTS
Beginning Cash Position	12,055.11	9,965.24	8,325.74	11,163.99	12,179.53	19,108.68	11,814.21	—

TICO Cash Collected
SM Cash Collected	54,184.05	44,042.18	56,897.39	49,587.59	37,983.41	65,745.93	50,224.86	78,881.55
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	54,184.05	44,042.18	56,897.39	49,587.59	37,983.41	65,745.93	50,224.86	78,881.55

GENERAL LEDGER DEPOSITS AND TRANSFERS	(58,018.91)	(45,827.55)	(63,841.38)	(55,815.80)	(38,904.01)	(73,908.50)	(57,147.90)	2,010,877.15

Total Cash Receipts and Transfers	(3,834.86)	(1,785.37)	(6,943.99)	(6,228.21)	(920.60)	(8,162.57)	(6,923.04)	2,089,758.70

Cash Disbursements - Loans
Loan Proceeds Checks								1,803,353.95
Expenses related to Loans								72,679.93

Subtotal - Loans	—	—	—	—	—	—	—	1,876,033.88

Cash Disbursements - Other
Advertising								32,581.78
Bank Charges	—	—	—	—
Claims Funding*								17,143.30
Company Auto								3,380.31
Computer Costs								—
Dues And Subscriptions								—
Employee Reimbursements - collections exp								—
Equipment Rental								—
Fixed Assets								581.94
Forms & Printing								7,256.19
Insurance								6,970.74
Meals & Entertainment								4,176.45
Miscellaneous								1,808.15
Office Expense								1,776.82
Postage								6,775.43
Prepaid Expenses								—
Prepaid Software ABS								—
Professional Fees-Ordinary Course								—
Rent								58,899.23
Repairs & Maintenance								3,334.83
Roadgard								—
Seminars & Meetings								475.00
Taxes & Licenses								21,993.83
Telephone								20,009.50
Temporary Agency Staff								—
Travel								8,664.64
Utilities								9,973.62
Interest to Finova								—
Payroll Paid TTG								—
Payroll Paid SMC
Restructuring Officer								—
Insurance Renewal								—
Voyager Payment								—
Pre-Filing Prepays								—
Deposit to Lender								—
US Trustee								—
Bankruptcy Professionals								—
Other								7,923.06

Total Other Cash Disbursements	—	—	—	—	—	—	—	213,724.82

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	2,089,758.70

	8,220.25	8,179.87	1,381.75	4,935.78	11,258.93	10,946.11	4,891.17	—

Book Balance per bank rec.	8,220.25	8,179.87	1,381.75	4,935.78	11,258.93	10,946.11	4,891.17	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	8,140.74	14,836.81	8,307.03	12,774.71	10.00	8,356.83	56,495.96	613,776.89	—	—	613,776.89

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		50,608.44	51,010.11	33,619.02	42,115.60	—	50,180.02	86,735.96	2,403,015.55	—	—	2,403,015.55
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	50,608.44	51,010.11	33,619.02	42,115.60	—	50,180.02	86,735.96	2,403,015.55	—	—	2,403,015.55

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	420,681.26	(58,375.48)	(58,662.29)	(37,359.45)	(46,137.38)	(10.00)	(53,329.58)	(123,543.16)	(601,756.09)	420,681.26	—	(181,074.83)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers		(7,767.04)	(7,652.18)	(3,740.43)	(4,021.78)	(10.00)	(3,149.56)	(36,807.20)	1,801,259.46	420,681.26	—	2,221,940.72

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									1,803,353.95	—		1,803,353.95
Expenses related to Loans									72,679.93	—		72,679.93

Subtotal - Loans	—	—	—	—	—	—	—	—	1,876,033.88	—	—	1,876,033.88

										—
										—
Cash Disbursements - Other										—
Advertising									32,581.78	—	—	32,581.78
Bank Charges								—	—		—	—
Claims Funding*									17,143.30	—		17,143.30
Company Auto									3,380.31	—	—	3,380.31
Computer Costs									—	—	—	—
Dues And Subscriptions									—	—	—	—
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									—	—	—	—
Fixed Assets									581.94	—	—	581.94
Forms & Printing									7,256.19	—	—	7,256.19
Insurance									6,970.74	—	—	6,970.74
Meals & Entertainment									4,176.45	—	—	4,176.45
Miscellaneous									1,808.15	—	—	1,808.15
Office Expense									1,776.82	—	—	1,776.82
Postage									6,775.43	—	—	6,775.43
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									58,899.23	—	—	58,899.23
Repairs & Maintenance									3,334.83	—	—	3,334.83
Roadgard									—	—	—	—
Seminars & Meetings									475.00	—	—	475.00
Taxes & Licenses									21,993.83	—	—	21,993.83
Telephone									20,009.50	—	—	20,009.50
Temporary Agency Staff									—	—	—	—
Travel									8,664.64	—	—	8,664.64
Utilities									9,973.62	—	—	9,973.62
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	420,681.26								—	420,681.26	—	420,681.26
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									7,923.06	—	—	7,923.06

Total Other Cash Disbursements	420,681.26	—	—	—	—	—	—	—	213,724.82	420,681.26	—	634,406.08

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	420,681.26	—	—	—	—	—	—	—	2,089,758.70	420,681.26	—	2,510,439.96

	—	373.70	7,184.63	4,566.60	8,752.93	—	5,207.27	19,688.76	325,277.65	—	—	325,277.65

		373.70	7,184.63	4,566.60	8,752.93	—	5,207.27	19,688.76
Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,528,516.12
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,528,516.12

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	November-06
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,179,120.86	1,179,120.86		1,179,120.86	—	—	1,179,120.86
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,179,120.86	1,179,120.86	—	1,179,120.86	—	—	1,179,120.86

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	349,395.26	191,035.06	158,360.20	191,035.06	158,360.20	—	349,395.26
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,528,516.12	1,370,155.92	158,360.20	1,370,155.92	158,360.20	—	1,528,516.12

Cash Disbursements - Loans
Loan Proceeds Checks	959,370.44	959,370.44		959,370.44			959,370.44
Expenses related to Loans	40,194.66	40,194.66		40,194.66			40,194.66

Subtotal - Loans	999,565.10	999,565.10	—	999,565.10	—	—	999,565.10

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	16,952.27	16,952.27		16,952.27			16,952.27
Bank Charges	—	—		—	—	—	—
Claims Funding*	19,700.81	19,700.81		19,700.81			19,700.81
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp.	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	625.00	625.00		625.00	—	—	625.00
Forms & Printing	3,381.83	3,381.83		3,381.83	—	—	3,381.83
Insurance	3,092.16	3,092.16		3,092.16	—	—	3,092.16
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	1,001.77	1,001.77		1,001.77	—	—	1,001.77
Office Expense	270.87	270.87		270.87	—	—	270.87
Postage	9,497.23	9,497.23		9,497.23	—	—	9,497.23
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,672.29	21,672.29		21,672.29	—	—	21,672.29
Repairs & Maintenance	2,343.22	2,343.22		2,343.22	—	—	2,343.22
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	3,572.07	3,572.07		3,572.07	—	—	3,572.07
Telephone	7,586.50	7,586.50		7,586.50	—	—	7,586.50
Temporary Agency Staff	—	—		—	—	—	—
Travel	339.30	339.30		339.30	—	—	339.30
Utilities	3,613.87	3,613.87		3,613.87	—	—	3,613.87
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	355,309.85	196,949.65	158,360.20	196,949.65	158,360.20	—	355,309.85
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	78,230.85	78,230.85		78,230.85	—	—	78,230.85
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	1,761.13	1,761.13		1,761.13	—	—	1,761.13

Total Other Cash Disbursements	528,951.02	370,590.82	158,360.20	370,590.82	158,360.20	—	528,951.02

TOTAL ALL CASH DISBURSEMENTS	1,528,516.12	1,370,155.92	158,360.20	1,370,155.92	158,360.20	—	1,528,516.12

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,498,068.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,498,068.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	November-06
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	47,496.91	8,647.50	19,740.73	19,108.68	—	—	47,496.91	—	—	47,496.91

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,082,731.31	40,787.39	83,229.06	$65,745.93	892,968.93		1,082,731.31	—	—	1,082,731.31
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,082,731.31	40,787.39	83,229.06	65,745.93	892,968.93	—	1,082,731.31	—	—	1,082,731.31

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	498,299.64	(42,857.08)	9,965.83	(73,908.50)	422,263.07	182,836.32	315,463.32	182,836.32	—	498,299.64
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,581,030.95	(2,069.69)	93,194.89	(8,162.57)	1,315,232.00	182,836.32	1,398,194.63	182,836.32	—	1,581,030.95

Cash Disbursements - Loans
							—
Loan Proceeds Checks	846,816.85				846,816.85		846,816.85			846,816.85
Expenses related to Loans	45,954.20				45,954.20		45,954.20			45,954.20

Subtotal - Loans	892,771.05	—	—	—	892,771.05	—	892,771.05	—	—	892,771.05

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	15,001.63				15,001.63		15,001.63			15,001.63
Bank Charges	—				—		—	—	—	—
Claims Funding*	7,631.26				7,631.26		7,631.26			7,631.26
Company Auto	1,861.93				1,861.93		1,861.93	—	—	1,861.93
Computer Costs	—				—		—	—	—	—
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp.	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	2,437.75				2,437.75		2,437.75	—	—	2,437.75
Insurance	2,667.21				2,667.21		2,667.21	—	—	2,667.21
Meals & Entertainment	1,168.77				1,168.77		1,168.77	—	—	1,168.77
Miscellaneous	1,054.34				1,054.34		1,054.34	—	—	1,054.34
Office Expense	284.03				284.03		284.03	—	—	284.03
Postage	4,779.71				4,779.71		4,779.71	—	—	4,779.71
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,466.65				23,466.65		23,466.65	—	—	23,466.65
Repairs & Maintenance	—						—	—	—	—
Roadgard	—				—		—	—	—	—
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	16,614.12				16,614.12		16,614.12	—	—	16,614.12
Telephone	9,009.71				9,009.71		9,009.71	—	—	9,009.71
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,592.50				1,592.50		1,592.50	—	—	1,592.50
Utilities	4,091.64				4,091.64		4,091.64	—	—	4,091.64
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	366,978.14				184,141.82	182,836.32	184,141.82	182,836.32	—	366,978.14
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	143,939.82				143,939.82		143,939.82	—	—	143,939.82
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	2,718.06				2,718.06		2,718.06	—	—	2,718.06

Total Other Cash Disbursements	605,297.27	—	—	—	422,460.95	182,836.32	422,460.95	182,836.32	—	605,297.27

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,498,068.32	—	—	—	1,315,232.00	182,836.32	1,315,232.00	182,836.32	—	1,498,068.32

	130,459.54	6,577.81	112,935.62	10,946.11	—	—	130,459.54	—	—	130,459.54

Book Balance per bank rec.	130,459.54	6,577.81	112,935.62	10,946.11

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,272,415.05
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,272,415.05

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	November-06
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	215,640.17	8,125.20	13,961.76	11,101.26	4,319.35	6,670.46	—	—

	—
TICO Cash Collected	—
SM Cash Collected	938,636.22	44,337.83	25,803.86	0.00	16,795.84	20,821.16	121,945.56
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	938,636.22	44,337.83	25,803.86	—	16,795.84	20,821.16	121,945.56	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	229,555.17	(51,696.44)	(29,046.57)	—	(18,726.95)	(23,900.37)	1,035,928.95	114,540.54
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,168,191.39	(7,358.61)	(3,242.71)	—	(1,931.11)	(3,079.21)	1,157,874.51	114,540.54

Cash Disbursements - Loans

Loan Proceeds Checks	897,764.93						897,764.93
Expenses related to Loans	30,847.74						30,847.74

Subtotal - Loans	928,612.67	—	—	—	—	—	928,612.67	—

Cash Disbursements - Other
Advertising	11,697.14						11,697.14
Bank Charges	—						—
Claims Funding*	17,670.37						17,670.37
Company Auto	942.20						942.20
Computer Costs	158.94						158.94
Dues And Subscriptions	25.55						25.55
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	3,110.33						3,110.33
Insurance	2,838.17						2,838.17
Meals & Entertainment	856.27						856.27
Miscellaneous	516.83						516.83
Office Expense	287.18						287.18
Postage	2,560.10						2,560.10
Prepaid Expenses	—						—
Prepaid Software ABS	255.00						255.00
Professional Fees-Ordinary Course	—						—
Rent	24,090.49						24,090.49
Repairs & Maintenance	2,202.27						2,202.27
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	387.70						387.70
Telephone	7,949.97						7,949.97
Temporary Agency Staff	—						—
Travel	4,538.35						4,538.35
Utilities	2,721.11						2,721.11
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	260,790.19						146,249.65	114,540.54
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	204.22						204.22

Total Other Cash Disbursements	343,802.38	—	—	—	—	—	229,261.84	114,540.54

TOTAL ALL CASH DISBURSEMENTS	1,272,415.05	—	—	—	—	—	1,157,874.51	114,540.54

	111,416.51	766.59	10,719.05	11,101.26	2,388.24	3,591.25	—	—

Book Balance per bank rec.	111,416.51	766.59	10,719.05	11,101.26	2,388.24	3,591.25

	Am South 50972871	Am South 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	8,782.92	—	162,679.22	215,640.17	—	—	215,640.17

				—	—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	34,858.77	43,525.80	630,547.40	938,636.22	—	—	938,636.22
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	34,858.77	43,525.80	630,547.40	938,636.22	—	—	938,636.22

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(40,491.20)	(46,865.95)	(710,186.84)	115,014.63	114,540.54	—	229,555.17
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(5,632.43)	(3,340.15)	(79,639.44)	1,053,650.85	114,540.54	—	1,168,191.39

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				897,764.93			897,764.93
Expenses related to Loans				30,847.74			30,847.74

Subtotal - Loans	—	—	—	928,612.67	—	—	928,612.67

				—
				—
Cash Disbursements - Other				—
Advertising				11,697.14			11,697.14
Bank Charges				—	—	—	—
Claims Funding*				17,670.37			17,670.37
Company Auto				942.20	—	—	942.20
Computer Costs				158.94	—	—	158.94
Dues And Subscriptions				25.55	—	—	25.55
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				—	—	—	—
Forms & Printing				3,110.33	—	—	3,110.33
Insurance				2,838.17	—	—	2,838.17
Meals & Entertainment				856.27	—	—	856.27
Miscellaneous				516.83	—	—	516.83
Office Expense				287.18	—	—	287.18
Postage				2,560.10	—	—	2,560.10
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				255.00	—	—	255.00
Professional Fees-Ordinary Course				—	—	—	—
Rent				24,090.49	—	—	24,090.49
Repairs & Maintenance				2,202.27	—	—	2,202.27
Roadgard				—	—	—	—
Seminars & Meetings				—	—	—	—
Taxes & Licenses				387.70	—	—	387.70
Telephone				7,949.97	—	—	7,949.97
Temporary Agency Staff				—	—	—	—
Travel				4,538.35	—	—	4,538.35
Utilities				2,721.11	—	—	2,721.11
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				146,249.65	114,540.54	—	260,790.19
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				—	—	—	—
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				204.22	—	—	204.22

Total Other Cash Disbursements	—	—	—	229,261.84	114,540.54	—	343,802.38

				—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,157,874.51	114,540.54	—	1,272,415.05

	3,150.49	(3,340.15)	83,039.78	111,416.51	—	—	111,416.51

Book Balance per bank rec.	3,150.49	(3,340.15)	83,039.78

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	660,885.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$660,885.78

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	November-06
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(546,356.74)	105,702.60	181,451.86	(806,660.86)	(26,850.34)	(546,356.74)	—	—	(546,356.74)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,903,005.80		1,903,005.80		—	1,903,005.80	—	—	1,903,005.80
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	1,903,005.80	—	1,903,005.80	—	—	1,903,005.80	—	—	1,903,005.80

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,285,410.69)		(1,698,914.98)	272,177.10	141,327.19	(1,426,737.88)	141,327.19	—	(1,285,410.69)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	617,595.11	—	204,090.82	272,177.10	141,327.19	476,267.92	141,327.19	—	617,595.11

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	61.52			61.52		61.52			61.52

Subtotal - Loans	61.52	—	—	61.52	—	61.52	—	—	61.52

Cash Disbursements - Other	—					—
Advertising	79,831.37			79,831.37		79,831.37			79,831.37
Bank Charges	13,467.85			13,467.85		13,467.85	—	—	13,467.85
Claims Funding*	72,641.29			72,641.29		72,641.29			72,641.29
Company Auto	4,147.82			4,147.82		4,147.82	—	—	4,147.82
Computer Costs	2,487.92			2,487.92		2,487.92	—	—	2,487.92
Dues And Subscriptions	152.93			152.93		152.93	—	—	152.93
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,408.68			4,408.68		4,408.68	—	—	4,408.68
Fixed Assets	903.00			903.00		903.00	—	—	903.00
Forms & Printing	438.02			438.02		438.02	—	—	438.02
Insurance	1,246.49			1,246.49		1,246.49	—	—	1,246.49
Meals & Entertainment	2,875.75			2,875.75		2,875.75	—	—	2,875.75
Miscellaneous	1,900.31			1,900.31		1,900.31	—	—	1,900.31
Office Expense	1,765.44			1,765.44		1,765.44	—	—	1,765.44
Postage	11,740.30			11,740.30		11,740.30	—	—	11,740.30
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,319.42			24,319.42		24,319.42	—	—	24,319.42
Professional Fees-Ordinary Course	1,963.14			1,963.14		1,963.14	—	—	1,963.14
Rent	15,385.76			15,385.76		15,385.76	—	—	15,385.76
Repairs & Maintenance	141.73			141.73		141.73	—	—	141.73
Roadgard	34,410.00			34,410.00		34,410.00	—	—	34,410.00
Seminars & Meetings	335.00			335.00		335.00	—	—	335.00
Taxes & Licenses	1,475.00			1,475.00		1,475.00	—	—	1,475.00
Telephone	3,703.54			3,703.54		3,703.54	—	—	3,703.54
Temporary Agency Staff	3,919.95			3,919.95		3,919.95	—	—	3,919.95
Travel	11,706.09			11,706.09		11,706.09	—	—	11,706.09
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	357,855.79			235,630.26	122,225.53	235,630.26	122,225.53	—	357,855.79
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	482.00			482.00		482.00	—	—	482.00
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,119.67			7,119.67		7,119.67	—	—	7,119.67

Total Other Cash Disbursements	660,824.26	—	—	538,598.73	122,225.53	538,598.73	122,225.53	—	660,824.26

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	660,885.78	—	—	538,660.25	122,225.53	538,660.25	122,225.53	—	660,885.78

	(589,647.41)	105,702.60	385,542.68	(1,073,144.01)	(7,748.68)	(608,749.07)	19,101.66	—	(589,647.41)

Book Balance per bank rec.	(589,647.41)	105,702.60	385,542.68	(1,073,144.01)	(7,748.68)
		—		—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant
Monthly Court Report for	November-06	Case #	03-13207	Case No.	03-13207
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive
Monthly Court Report for	November-06	Case #	03-13210	Case No.	03-13210
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—		—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	November-06

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
*“Insider is defined in 11 U.S.C Section 101(31).		Form Mor -2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operation as Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

11/30/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,353,207	—	—	3,353,207	70.4%	—	3,353,207	70.4%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	564,963	—	—	564,963	11.9%	—	564,963	11.9%
Late Charges	—	—	—	341,211	—	—	341,211	7.2%	—	341,211	7.2%

Total Interest Income	—	—	—	4,259,380	—	—	4,259,380	89.4%	—	4,259,380	89.5%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,259,380	—	—	4,259,380	89.4%	—	4,259,380	89.5%
Provision for Loan Losses
P&L Recoveries	—	—	—	(38,455)	—	—	(38,455)	-0.8%	1,153	(37,302)	-0.8%
Reserves	—	—	—	173,594	—	—	173,594	3.6%	—	173,594	3.6%
Cash	—	—	—	1,065,299	—	—	1,065,299	22.4%	—	1,065,299	22.4%

Total Provision	—	—	—	1,200,438	—	—	1,200,438	25.2%	1,153	1,201,591	25.2%
Net Interest included Provision	—	—	—	3,058,942	—	—	3,058,942		(1,153)	3,057,789
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	453,424	—	—	453,424	9.5%	—	453,424	9.5%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	(688)	(688)	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	33,248	—	—	33,248	0.7%	—	33,248	0.7%
Other Income	—	—	—	526	18,864	—	19,390	0.4%	(3,736)	15,654	0.3%

Total Direct Income	—	—	—	487,198	18,864	—	506,062	10.6%	(4,424)	501,638	10.5%
Total Revenue	—	—	—	4,746,578	18,864	—	4,765,443	100.0%	(4,424)	4,761,018	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,453,988	337,072	—	1,791,060	37.6%	(13,156)	1,777,904	37.3%
Commissions/Bonus	—	—	—	201,434	—	—	201,434	4.2%	—	201,434	4.2%
Benefits	—	—	—	185,528	535	—	186,063	3.9%	—	186,063	3.9%
Taxes	—	—	—	132,275	1,368	—	133,642	2.8%	(1,006)	132,636	2.8%
Other	—	—	—	6,272	—	—	6,272	0.1%	—	6,272	0.1%

Total Personnel	—	—	—	1,979,497	338,975	—	2,318,472	48.7%	(14,163)	2,304,309	48.4%
Building
Rent	—	—	—	201,073	1,055	—	202,128	4.2%	1,536	203,664	4.3%
Utilities	—	—	—	39,049	467	—	39,516	0.8%	126	39,642	0.8%
Depreciation	—	—	—	59,880	—	—	59,880	1.3%	459	60,340	1.3%
Other	—	—	—	14,376	—	—	14,376	0.3%	—	14,376	0.3%

Total Building	—	—	—	314,378	1,522	—	315,900	6.6%	2,121	318,021	6.7%
Telecommunications
Telephone	—	—	—	63,823	1,171	—	64,995	1.4%	54	65,048	1.4%
Computers	—	—	—	52,985	3,647	—	56,632	1.2%	—	56,632	1.2%
Office Expense	—	—	—	—	—	—	—	0.0%	(151)	(151)	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	116,808	4,818	—	121,627	2.6%	(98)	121,529	2.6%
Advertising	—	—	—	155,011	—	—	155,011	3.3%	—	155,011	3.3%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	30,656	876,117	—	906,773	19.0%	—	906,773	19.0%
Collection Expense	—	—	—	5,510	—	—	5,510	0.1%	(51,725)	(46,215)	-1.0%
Travel	—	—	—	134,483	20	—	134,503	2.8%	—	134,503	2.8%
Office Expense	—	—	—	133,681	1,825	—	135,506	2.8%	(8,287)	127,219	2.7%
Entertainment	—	—	—	200	—	—	200	0.0%	—	200	0.0%
Amortization	—	—	—	5,883	—	—	5,883	0.1%	—	5,883	0.1%
Taxes & Licenses	—	—	—	26,939	625	—	27,564	0.6%	—	27,564	0.6%
Other	—	—	—	65,773	500	—	66,274	1.4%	320	66,594	1.4%

Total Other Expense	—	—	—	232,477	2,951	—	235,428	4.9%	(7,967)	227,461	4.8%

Total Direct Expense	—	—	—	4,169,257	1,224,404	—	5,393,661	113.2%	(70,679)	5,322,983	111.8%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	577,321	(1,205,540)	—	(628,219)	-13.2%	66,254	(561,965)	-11.8%
Income Tax (34%)	—	—	—	223,017	—	—	223,017	4.7%	—	223,017	4.7%

Net Income	—	—	—	354,304	(1,205,540)	—	(851,236)	-17.9%	66,254	(784,981)	-16.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru November 30, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	119,941,409	36	—	120,319,991	69.0%	10,166,085	130,486,076	76.2%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.1%
Fee Income	226,383	105,384	—	16,211,455	—	—	16,543,222	9.5%	51,566	16,594,788	9.7%
Late Charges	149,281	—	—	10,086,173	—	—	10,235,453	5.9%	1,064,348	11,299,801	6.6%

Total Interest Income	741,283	118,310	—	146,239,037	36	—	147,098,666	84.3%	14,957,402	162,056,068	94.6%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	8.0%	3,252,426	17,179,969	10.0%

Net Interest Income	627,489	65,398	(0)	139,423,284	(6,945,048)	—	133,171,123	76.3%	11,704,976	144,876,099	84.6%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,888,295)	—	—	(1,897,791)	-1.1%	(2,479,599)	(4,377,389)	-2.6%
Reserves	—	(20,000)	—	2,965,888	—	—	2,945,888	1.7%	(7,657,559)	(4,711,671)	-2.8%
Cash	557,239	64,134	4,612	35,474,576	—	—	36,100,560	20.7%	21,334,581	57,435,141	33.5%

Total Provision	547,854	44,024	4,612	36,552,168	—	—	37,148,657	21.3%	11,197,424	48,346,081	28.2%
Net Interest included Provision	79,635	21,375	(4,612)	102,871,116	(6,945,048)	—	96,022,466		507,552	96,530,018
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	17,938,770	—	—	17,938,770	10.3%	1,598,728	19,537,499	11.4%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.3%	69,787	2,255,222	1.3%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,130,159	—	—	1,131,055	0.6%	—	1,131,055	0.7%
Other Income	171,288	256,832	2,042,382	2,397,472	1,258,043	—	6,126,016	3.5%	(20,214,501)	(14,088,485)	-8.2%

Total Direct Income	171,288	256,832	5,266,457	20,428,657	1,258,043	—	27,381,277	15.7%	(18,158,152)	9,223,125	5.4%
Total Revenue	912,570	375,142	5,266,457	166,667,694	1,258,079	—	174,479,942	100.0%	(3,200,749)	171,279,193	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	48,859,592	2,789,550	—	53,465,831	30.6%	5,103,807	58,569,638	34.2%
Commissions/Bonus	—	58,213	366,715	8,840,186	302,445	—	9,567,558	5.5%	481,502	10,049,059	5.9%
Benefits	6,989	12,842	142,412	5,976,226	109,603	—	6,248,072	3.6%	451,031	6,699,103	3.9%
Taxes	6,914	15,553	159,820	5,133,490	202,288	—	5,518,065	3.2%	575,970	6,094,036	3.6%
Other	—	—	66,338	274,437	83,006	—	423,780	0.2%	126,684	550,464	0.3%

Total Personnel	100,067	259,140	2,293,278	69,083,931	3,486,891	—	75,223,307	43.1%	6,738,994	81,962,301	47.9%
Building
Rent	392	9,889	184,677	6,830,928	278,447	—	7,304,333	4.2%	878,197	8,182,529	4.8%
Utilities	—	216	40,071	1,567,757	51,348	—	1,659,392	1.0%	152,536	1,811,928	1.1%
Depreciation	40,494	2,445	84,488	2,399,453	421,566	—	2,948,447	1.7%	630,151	3,578,598	2.1%
Other	428	257	—	492,070	12,079	—	504,834	0.3%	107,514	612,347	0.4%

Total Building	41,314	12,806	309,236	11,290,208	763,440	—	12,417,004	7.1%	1,768,398	14,185,402	8.3%
Telecommunications
Telephone	6,010	6,411	89,222	3,139,857	186,154	—	3,427,654	2.0%	390,697	3,818,351	2.2%
Computers	27,156	3,315	80,347	1,411,125	345,457	—	1,867,400	1.1%	379,889	2,247,288	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.2%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,901,947	555,190	—	5,686,911	3.3%	861,643	6,548,554	3.8%
Advertising	—	113	43,816	5,117,308	4,720	—	5,165,957	3.0%	163,736	5,329,693	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.7%	1,580,370	2,848,327	1.7%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	881,468	46,776,622	—	47,706,365	27.3%	100,846	47,807,211	27.9%
Collection Expense	1,860	51	—	71,629	—	—	73,539	0.0%	636,708	710,248	0.4%
Travel	—	6,620	24,540	3,386,231	128,190	—	3,545,582	2.0%	207,618	3,753,200	2.2%
Office Expense	23,071	3,158	52,550	4,140,931	268,250	—	4,487,960	2.6%	484,922	4,972,881	2.9%
Entertainment	—	68	—	115,690	35	—	115,793	0.1%	126	115,919	0.1%
Amortization	—	—	101,806	423,821	—	—	525,627	0.3%	12,568,082	13,093,709	7.6%
Taxes & Licenses	5,636	3,405	20,599	944,881	88,193	—	1,062,714	0.6%	203,014	1,265,727	0.7%
Other	1,326	29,298	567,361	2,805,269	114,374	—	3,517,629	2.0%	2,305,361	5,822,990	3.4%

Total Other Expense	30,033	35,930	742,315	8,430,592	470,852	—	9,709,722	5.6%	15,561,505	25,271,227	14.8%

Total Direct Expense	871,340	431,143	3,639,880	147,799,192	59,130,989	—	211,872,544	121.4%	42,487,701	254,360,245	148.5%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	18,846,644	(57,793,458)	—	(37,350,105)	-21.4%	(45,730,947)	(83,081,052)	-48.5%
Income Tax (34%)	—	—	66,684	7,214,775	5,481,666	—	12,763,126	7.3%	(10,708,208)	2,054,918	1.2%

Net Income	41,231	(56,002)	1,544,796	11,631,869	(63,275,124)	—	(50,113,231)	-28.7%	(35,022,739)	(85,135,970)	-49.7%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00
		Form Mor - 3
*“Insider	is defined in 11 U.S.C Section 101(31).

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

11/30/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	782,605	12,436,475	—	13,219,080	(52)	—	(52)	13,219,028
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	78,266,295	—	—	78,266,295	3,675	—	3,675	78,269,970
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,516,452)	—	—	(13,516,452)	—	—	—	(13,516,452)
Loss Reserve	—	—	—	(8,764,562)	(10,000)	—	(8,774,562)	—	—	—	(8,774,562)
Unearned Insurance	—	—	—	(1,992,515)	—	—	(1,992,515)	(1,777,541)	(438,605)	(2,216,146)	(4,208,661)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,310,355	498,627	—	6,808,982	—	—	—	6,808,982
Accumulated Depreciation	—	—	—	(4,522,263)	(498,627)	—	(5,020,890)	—	—	—	(5,020,890)
Accounts Receivable	73,260	—	(102)	1,426,405	7,396	—	1,506,958	80,340	(69,311)	11,029	1,517,987
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(31,390,501)	72,551,875	(6,248,675)	32,292,811	(45,590,537)	13,297,726	(32,292,810)	0
Goodwill	—	—	—	18,073,075	—	—	18,073,075	—	—	—	18,073,075
Other Intangible Assets	—	—	—	—	—	—	—	—	—		—
Accumulated Amortization	—	—	—	(178,264)	—	—	(178,264)	—	—	—	(178,264)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—		—
DAC Commissions	—	—	—	174,494	—	—	174,494	—	132,951	132,951	307,446
Prepaid Assets	—	—	—	971,129	12,843	—	983,972	7,341	—	7,341	991,312
Other Assets	—	—	—	558,240	127,365	—	685,605	111	22,914	23,025	708,630

Total Assets	806,428	57,761	(3,410,919)	46,198,042	109,483,560	(18,409,595)	134,725,277	(47,207,581)	12,945,675	(34,261,905)	100,463,371
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	8,526,838	—	8,528,348	32,347	—	32,347	8,560,694
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	761,913	46,451	—	827,650	492,692	3,338,245	3,830,937	4,658,586
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	6,460,494	(18,000)	—	6,442,494	—	—	—	6,442,494
Claims Reserves	—	—	—	395,880	—	—	395,880	—	—	—	395,880
Accrued Liabilities - Other	2,334	—	—	2,718,544	4,536,591	—	7,257,469	10,379	—	10,379	7,267,848
Other Liabilities	296,174	—	—	16,513	25,564	—	338,251	8,263	192,208	200,470	538,722

Total Liabilities	302,744	1,509	82,789	10,353,344	169,911,054	—	180,651,440	2,440,052	3,530,452	5,970,504	186,621,944
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	34,481,005	(53,379,004)	(19,187,192)	(43,274,983)	(49,979,339)	9,396,283	(40,583,056)	(83,858,039)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	4,225,021	(15,517,440)	—	(11,121,131)	331,706	18,940	350,646	(10,770,485)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	35,844,698	(60,427,494)	(18,409,595)	(45,926,164)	(49,647,633)	9,415,223	(40,232,410)	(86,158,573)
Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	46,198,042	109,483,560	(18,409,595)	134,725,277	(47,207,581)	12,945,675	(34,261,905)	100,463,371

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	November 30, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$87,242.73	$87,242.73	Bi-Weekly	EFT	0
FICA-Employee	0	$107,785.27	$107,785.27	Bi-Weekly	EFT	0
FICA-Employer	0	$107,785.27	$107,785.27	Bi-Weekly	EFT	0
Unemployment	0	$4,776.41	$4,776.41	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$307,589.68	$307,589.68	$0.00		$0.00
State and Local
Withholding	0	$9,013.42	$9,013.42	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$81.68	$81.68	Bi-Weekly		0
Real Property	0	$826.12	$826.12
Personal Property	0	2,091.98	$2,091.98
Other:	0	48,349.67	$48,349.67			0
Total State and Local Taxes	$0.00	$60,362.87	$60,362.87	$0.00		$0.00

TOTAL TAXES		$367,952.55	$367,952.55			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable-Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	November-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	29,394.84	8,548.26	20,846.58
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	29,394.84	8,548.26	20,846.58

Cash Disbursments

Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	31,327.74	8,548.26	22,779.48
Employee Witholding of Insurance/etc	(1,932.90)		(1,932.90)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	29,394.84	8,548.26	20,846.58

	0.00	0.00	0.00

			0.00

PAYROLL-THE THAXTON GROUP

	Period Ending 11/10/2006	Period Ending 11/24/2006	Period Ending	Total

Corporate
Salary expense	$10,829.23	$10,829.23		$21,658.46
FICA/FUTA/SUTA	$391.77	$391.77		$783.54
401(k) match	$168.74	$168.74		$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$11,389.74	$11,389.74	$—	$22,779.48

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23		$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08		$584.16
401(k) match	$98.82	$98.82		$197.64
Overtime	$—	$—		$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Period Total	$15,663.87	$15,663.87	$—	$31,327.74

401(k) payable	$(867.30)	$(867.30)		$(1,734.60)
Payable to reimbursement	$—	$—		$—
Dental insurance	$(25.86)	$(25.86)		$(51.72)
Cancer insurance	$(13.46)	$(13.46)		$(26.92)
Life insurance	$(9.28)	$(9.28)		$(18.56)
Contingent health liability	$(50.55)	$(50.55)		$(101.10)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—

	$14,697.42	$14,697.42	$—	$29,394.84
	$(966.45)	$(966.45)	$—	$(1,932.90)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$10,073.83	$10,073.85		$20,147.68
Wage Garnishments	$—	$—		$—
Federal Tax	$2,381.59	$2,381.59		$4,763.18
EE SS Tax	$470.47	$470.46		$940.93
ER SS Tax	$470.47	$470.47		$940.94
EE Med Tax	$213.38	$213.37		$426.75
ER Med Tax	$213.38	$213.38		$426.76
State/local Tax	$874.30	$874.30		$1,748.60
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$14,697.42	$14,697.42	$—	$29,394.84

				$—
reconciliation	$—	$—	$—	$—
Accrual	$966.45	$966.45	$—	$1,932.90

PAYROLL-TICO

	Period Ending 11/10/2006	Period Ending 11/24/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$3,883.23	$3,883.23		$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08		$584.16
401(k) match	$98.82	$98.82		$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$4,274.13	$4,274.13	$—	$8,548.26

Total
Salary expense	$3,883.23	$3,883.23	$—
FICA/FUTA/SUTA	$292.08	$292.08	$—
401(k) match	$98.82	$98.82	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,274.13	$4,274.13	$—

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	November-06		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(26,850.34)	—	—	—	—	—		(26,850.34)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,399,267.81	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	141,327.19
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,399,267.81	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	141,327.19

Cash Disbursements - Loans
Gross Wages	1,072,130.82	170,272.48	136,068.81	73,577.64	39,803.84	349,679.14	155,564.16	147,164.75
Federal Tax	88,333.68	12,732.11	11,687.13	4,376.90	2,765.21	28,827.58	11,944.79	15,999.96
SS Tax	60,521.84	9,800.24	8,146.32	4,486.96	2,412.76	19,235.96	9,384.50	7,055.10
Med Tax	15,087.58	2,412.29	1,905.13	1,049.33	564.27	4,935.18	2,194.73	2,026.65
EIC	(97.34)	—	—	—	—	(145.88)	48.54	—
State Tax	37,738.16	6,385.40	450.47	1,939.00	1,636.55	14,404.87	5,738.73	7,183.14
Advance	126.26	450.00	238.76	—	—	—	—	(562.50)
Mileage	(29,186.31)	(5,872.33)	(4,523.21)	(2,358.17)	(1,451.42)	(10,243.95)	(4,701.27)	(35.96)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	1,206.80	108.03	157.89	116.34	30.47	426.58	196.67	170.82
Medical	22,128.15	3,177.38	3,738.24	962.74	696.50	7,071.01	2,598.12	3,884.16
401K Loans	2,759.00	547.90	86.54	80.50	—	1,163.58	116.66	763.82
401K Deducts	10,867.97	1,591.93	78.46	392.78	—	4,064.85	409.24	4,330.71
AHL Dental	5,003.24	654.04	867.38	179.84	139.52	1,644.10	882.84	635.52
AHL Cancer	910.98	84.12	34.04	64.84	32.08	383.62	104.80	207.48
AHL Life	2,274.50	292.13	318.34	170.58	78.58	732.21	401.26	281.40
Flex Med	3,357.53	—	42.50	—	—	534.03	339.56	2,441.44
Dep Care	384.60	—	—	—	—	—	—	384.60
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	46.00	8.00	5.00	4.00	—	17.00	8.00	4.00
Garnishment	409.86	—	169.08	—	—	240.78	—	—
Bankrpc	1,060.00	195.00	—	865.00	—	—	—	—
Child support	6,913.08	1,106.00	716.32	601.66	—	2,069.78	1,600.32	819.00
Tax Levy	583.84	41.34	—	—	—	542.50	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	230,563.17	33,713.58	24,118.39	12,932.30	7,038.27	75,903.80	31,267.49	45,589.34
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	12,568.97	1,342.34	885.40	1,466.66	—	2,853.06	1,600.32	819.00
Federal Tax	118,202.14	12,732.11	11,687.13	4,376.90	2,765.21	28,827.58	11,944.79	15,999.96
EE SS Tax	82,479.55	9,800.24	8,146.32	4,486.96	2,412.76	19,235.96	9,384.50	7,055.10
ER SS Tax	82,645.22	9,885.06	8,146.30	4,486.95	2,412.78	19,235.91	9,427.97	7,055.12
EE Med Tax	20,338.02	2,412.29	1,905.13	1,049.33	564.27	4,935.18	2,194.73	2,026.65
ER Med Tax	20,376.87	2,432.13	1,905.18	1,049.37	564.28	4,935.02	2,205.08	2,026.64
State Tax	37,814.36	6,385.40	450.47	1,939.00	1,636.55	14,404.87	5,738.73	7,183.14
Futa	2,443.65	365.10	294.46	168.35	65.08	545.98	343.90	24.20
Suta	9,123.30	2,068.55	924.12	471.11	250.52	1,842.59	1,160.76	81.68
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(7,748.68)	—	—	—	—	—	—	(7,748.68)

Book Balance per bank rec.	(7,748.68)		—		—	—		(7,748.68)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 11/30/2006

Aged Accounts Receivable

(Gross Balance as of 11/30/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$69,209,994	$69,209,994	$—	$—	$—
Potential (1-30)	$3,749,424	$3,749,424	$—	$—	$—
31-60 Days	$2,275,584	$2,275,584	$—	$—	$—
61-90 Days	$1,390,666	$1,390,666	$—	$—	$—
91 and Over	$1,640,627	$1,640,627	$—	$—	$—
Total Delinquency	$9,056,302	$9,056,302	$—	$—	$—
Total Gross Receivables	$78,266,295	$78,266,295	$—	$—	$—
Post Accounts Payable
(As of 11/30/06)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	November-06

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$75,578,690
Plus Amounts billed during the period	$12,589,492
Sold Receivables during month
Less Amounts collected during the period	($9,901,887)
Total Accounts Receivable at the end of the reporting period	$78,266,295

Accounts Receivable Aging	Amount
0-30 days old	$72,959,418
31-60 days old	$2,275,584
61-90 days old	$1,390,666
91+ days old	$1,640,627
Total Accounts Receivable	$78,266,295
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$78,266,295

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	Nov-06

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	72,278,327.16	(3,410,817.00)	57,761.00	733,168.00	(31,115,974.78)	(45,591,515.63)
Cash Transfers between companies	(0.00)		581,901.69				(582,920.32)	1,018.63
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(308,353.71)				308,393.71	(40.00)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—				—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 11/30/06	(0.00)	6,248,675.00	72,551,875.14	(3,410,817.00)	57,761.00	733,168.00	(31,390,501.39)	(45,590,537.00)

	(0.00)	6,248,675.00	72,551,875.14	(3,410,817.00)	57,761.00	733,168.00	(31,390,501.39)	(45,590,537.00)

Balance Sheet - November 30, 2006	—	6,248,675.00	72,551,875.00	(3,410,817.00)	57,761.00	733,168.00	(31,390,501.39)	(45,590,537.00)